UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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HMS Income Fund, Inc.
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Explanatory Note

Set forth below is the transcript of a webcast conducted by Ali Palomo, Chief Investment Officer of HMS Income Fund, Inc. (the “Company”), and Dugan Fife, Senior Managing Director of Hines Securities, Inc., on July 1, 2020 regarding, among other things, the current composition of the Company’s portfolio, the impact of COVID-19 and the proposed transition of the adviser role to MSC Adviser I, LLC.



HMS Income Fund Update Webcast

Ali Palomo | Chief Investment Officer

Dugan Fife | Senior Managing Director
Institutional and Retail Sales Distribution

Statements included in this presentation that are not historical facts, are forward-looking statements under the U.S. securities laws. These statements are only predictions based on certain underlying assumptions. We caution you not to place undue reliance on such statements as assumptions underlying these statements could eventually prove to be inaccurate. Important factors that could cause actual results to vary materially from the forward-looking statements may be found in our registration statement, as filed with the SEC and amended and supplemented to date. Investors should also read the preliminary proxy statement filed by HMS Income Fund with the SEC on July 1, 2020 for additional information relating to the proposed new investment advisory agreement. Please see the sections entitled "Forward-Looking Statements," "Additional Information and Where to Find It," and "Participants in Solicitation" on the final slide of this presentation.

HMS Income Fund is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for HMS Income Fund's public offerings. 07/20

Hines | Securities

WELCOME



Dugan Fife
Senior Managing Director,
Hines Securities



Ali Palomo
Chief Investment Officer,
HMS Income Fund

HMS Income Fund is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for HMS Income Fund's public offerings. 07/20

Fund Updates

- Portfolio Snapshot
- Impact of COVID-19
- Positioning for the Future

3/31/20 Portfolio Highlights

Portfolio Aggregate Fair Market Value	$894.9M
First Lien Debt as % of Total Debt Fair Market Value	93.3%
211 Portfolio Investments[1]	▪ 130 Debt ▪ 73 Equity ▪ 8 Other
Weighted Avg. Effective Yield on Investments (Unlevered)[2]	8.3%

[1]Portfolio holdings are subject to change.
[2]Weighted average effective yield is calculated based on HMS Income Fund's investments as of March 31, 2020 and includes accretion of original issue discounts and amortization of premiums, and the amortization of fees received in connection with transactions. Investments on non-accrual status are assumed to have a zero yield in the calculation.

HMS Income Fund is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for HMS Income Fund's public offerings. 07/20

Portfolio Composition[1]

Lien Priority

HMS Income Fund has one of the largest first lien concentrations among non-traded BDCs[2]


Unsecured
1.6%
Equity
17.5%
Second Lien
4.0%
First Lien
76.9%

Debt Interest Rate Type

Focus on variable structure provides upside in times of rising interest rates


Fixed
13.5%
Variable
86.5%

[1]Data based on fair market value as of March 31, 2020. Portfolio holdings are subject to change.
[2]Competitor data based on company reports as of March 31, 2020.

HMS Income Fund is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for HMS Income Fund's public offerings. 07/20

IMPACT OF COVID-19

Impact of COVID-19

Navigating unprecedented headwinds

1. Decline in investment yields
2. Limitations on borrowing capacity including credit facilities
3. Performance of portfolio companies

Distribution Coverage

Period	Distribution Coverage[1]
FY 2011	N/A[2]
FY 2012	106.2%
FY 2013	93.4%
FY 2014	100.3%
FY 2015	111.1%
FY 2016	107.1%
FY 2017	114.3%
FY 2018	110.0%
FY 2019	93.9%
YTD 2020	86.3%

FY 2011 – FY 2013: 100.0%[3]

[1]Calculated as estimated taxable income/stockholder distributions declared.
[2]$56K of net realized income; no distributions declared.
[3]Represents cumulative distribution coverage from 2011 through 2013.

HMS Income Fund is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for HMS Income Fund's public offerings. 07/20

Distribution Update

Summary

- The Board and management determined that most prudent decision to preserve the integrity of the Fund and long-term returns for our shareholders is temporary suspension of the distribution at this time
- Suspended after the July 1, 2020 distribution
- Any future distributions are expected to move to monthly declaration versus quarterly

POSITION FOR THE FUTURE

Positioning for the Future

Transition of the Investment Adviser Role to Main Street Capital

- Why Main Street Capital?
  - Its affiliates have served as the Fund's investment sub-adviser and held a seat on its Board of Directors since Fund's launch in 2012
  - Main Street's publicly traded BDC is one of the top performing BDCs, specializing in providing long-term debt and equity capital to lower middle market companies and debt capital to middle market companies
  - Strong ability to source new investment opportunities
  - Same goal as Hines of successfully positioning the Fund for a liquidity event

Main Street Capital's expertise is a perfect fit with HMS Income Fund's strategy, investment objectives and fund life.

HMS Income Fund is closed to new investors.

Positioning for the Future

Transition of the Investment Adviser Role to Main Street Capital

- What does this mean for my client?
  - Reduction in annual asset management fee from 2.00% to 1.75%
  - Fund oversight from team with deep public markets expertise
  - Same target liquidity event window
  - Commitment from Hines and Main Street to provide a seamless transition

HMS Income Fund is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for HMS Income Fund's public offerings. 07/20

Closing

Next Steps

- Proxy mailing to be distributed to shareholders
- Annual meeting expected to be held in October 2020

THANK YOU

Contact Us:

888.446.3773

HMS Income Fund is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for HMS Income Fund's public offerings. 07/20

Disclosures

Additional Information and Where to Find It

This communication relates to a proposed new investment advisory agreement for HMS (the “Proposal”) and may be deemed to be solicitation material in respect of the Proposal. In connection with the Proposal, HMS has filed a preliminary proxy statement on Schedule 14A (the “Preliminary Proxy Statement”) with the Securities and Exchange Commission (“SEC”), and HMS intends to file additional relevant materials with the SEC.

STOCKHOLDERS OF HMS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PRELIMINARY PROXY STATEMENT FILED BY HMS, AND THE DEFINITIVE PROXY STATEMENT ON SCHEDULE 14A (THE "DEFINITIVE PROXY STATEMENT") TO BE FILED BY HMS, IN CONNECTION WITH THE PROPOSAL, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSAL.

Investors and security holders will be able to obtain all such documents free of charge through the website maintained by the SEC at www.sec.gov and through the Company's website at https://www.hinessecurities.com/hmsincomefund.

Participants in Solicitation

HMS and its directors, trustees, executive officers and certain other members of management and employees of the Company's investment adviser, HMS Adviser LP, may be deemed to be participants in the solicitation of proxies from the stockholders of HMS in connection with the Proposal. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of HMS’s stockholders in connection with the Proposal is contained in the Preliminary Proxy Statement and will be contained in the Definitive Proxy Statement. This document may be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements in this presentation, including intentions, beliefs, expectations or projections, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the risks described in the "Risk Factors" section of HMS’s Annual Report on Form 10-K for the year ended December 31, 2019 and quarterly reports filed on Form 10-Q filed with the Securities and Exchange Commission, and (i) failure to obtain requisite stockholder approval for the Proposal and (ii) failure to consummate the transactions contemplated by the definitive agreement between HMS Adviser, LP, MSC Adviser I, LLC, Main Street (solely for the purposes set forth therein) and Hines Interests Limited Partnership (solely for the purposes set forth therein) as set forth in the Preliminary Proxy Statement. All forward-looking statements contained in this presentation are made only as of the July 1, 2020 and HMS undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.



HMS Income Fund Update Webcast

Ali Palomo | Chief Investment Officer
Dugan Fife | Senior Managing Director
Institutional and Retail Sales Distribution

Statements included in this presentation that are not historical facts, are forward-looking statements under the U.S. securities laws. These statements are only predictions based on certain underlying assumptions. We caution you not to place undue reliance on such statements as assumptions underlying these statements could eventually prove to be inaccurate. Important factors that could cause actual results to vary materially from the forward-looking statements may be found in our registration statement, as filed with the SEC and amended and supplemented to date. Investors should also read the preliminary proxy statement filed by HMS Income Fund with the SEC on July 1, 2020 for additional information relating to the proposed new investment advisory agreement. Please see the sections entitled "Forward-Looking Statements," "Additional Information and Where to Find It," and "Participants in Solicitation" on the final slide of this presentation.

HMS Income Fund is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for HMS Income Fund's public offerings. 07/20

Hines | Securities


WELCOME
Dugan Fife
Senior Managing Director,
Hines Securities
Ali Palomo
Chief Investment Officer,
HMS Income Fund
HMS Income Fund is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for HMS Income Fund's public offerings. 07/20
1

Welcome to the Hines/HMS webcast. I am Dugan Fife, senior managing director of distribution for Hines Securities. First, I want to thank you for your partnership with Hines and the HMS Income fund over the years. Also, and most importantly, I hope you and yours remain safe and healthy. As we navigate this challenging health and economic crisis resulting from COVID-19, I along with Ali Palomo, Chief Investment Officer for HMS Income Fund wanted to provide you with a couple of fund updates.

Fund Updates

- Portfolio Snapshot
- Impact of COVID-19
- Positioning for the Future

HMS Income Fund is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for HMS Income Fund's public offerings. 07/20

2

During this presentation we will provide you with a portfolio snapshot, how the fund team is working hard to manage our portfolio - to safeguard your client's investment in HMS Income Fund - and how we are positioning the fund for a future liquidity event.


3/31/20 Portfolio Highlights
Portfolio Aggregate Fair Market Value
$894.9M
211 Portfolio Investments[1]
130 Debt
73 Equity
8 Other
First Lien Debt as % of Total Debt Fair Market Value
93.3%
Weighted Avg. Effective Yield on Investments (Unlevered)[2]
8.3%
[1]Portfolio holdings are subject to change.
[2]Weighted average effective yield is calculated based on HMS Income Fund's investments as of March 31, 2020 and includes accretion of original issue discounts and amortization of premiums, and the amortization of fees received in connection with transactions. Investments on non-accrual status are assumed to have a zero yield in the calculation.
HMS Income Fund is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for HMS Income Fund's public offerings. 07/20
3

First, let's take a look at the portfolio. As you know, HMS has focused on investing in and lending to a diversified portfolio of small and mid-size companies throughout the United States. As a risk mitigating strategy, the portfolio is well diversified by both geography and industry. To that point, as of March 31, 2020 we had a portfolio of nearly $900 million at fair value which was comprised of 211 investments. 130 of those being debt, 73 equity, and 8 falling in the Other category.

93.3% of our debt investments were first lien – which means they are at the very top of the capital stack. All in, the portfolio had an unlevered weighted average effective yield on investments of 8.3%. As a reminder, those numbers were as of 3/31.

Portfolio Composition[1]

Lien Priority

HMS Income Fund has one of the largest first lien concentrations among non-traded BDCs[2]


Unsecured
1.6%
Equity
17.5%
Second Lien
4.0%
First Lien
76.9%

Debt Interest Rate Type

Focus on variable structure provides upside in times of rising interest rates


Fixed
13.5%
Variable
86.5%

[1]Data based on fair market value as of March 31, 2020. Portfolio holdings are subject to change.
[2]Competitor data based on company reports as of March 31, 2020.

HMS Income Fund is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for HMS Income Fund's public offerings. 07/20

4

From the time the Fund began investing, HMS had one of the largest first lien concentrations among non-traded BDCs.

In fact, 76.9% of the funds invested capital at fair market value was invested in first lien debt. In addition, 86.5% of the funds debt investments have a variable interest rate component tied to a LIBOR base. As such we benefited from an increase in LIBOR beginning in late 2015 until the end of 2018. As you know LIBOR rates have experienced declines in 2019 and 2020.


IMPACT OF COVID-19
HMS Income Fund is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for HMS Income Fund's public offerings. 07/20
5

As concerns about COVID-19 continue to impact the world economy, we wanted you to hear from the Fund's Chief Investment Officer, Ali Palomo, on how we are navigating HMS through this challenging health and economic crisis. Ali…


Impact of COVID-19
Navigating unprecedented headwinds
1. Decline in investment yields
2. Limitations on borrowing capacity including credit facilities
3. Performance of portfolio companies
HMS Income Fund is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for HMS Income Fund's public offerings. 07/20
6

Thanks Dugan – COVID-19 has certainly taken a toll from a humanitarian and economic standpoint. In relation to the fund, you will see on this slide the three headwinds we are experiencing due to COVID-19.

First – let's take a look at interest rates. The one-month LIBOR rate dropped 93% from December 2018 through June 29, 2020. That's a dramatic drop which directly impacts the fund. As you know, interest payments are a main source of income for the fund and provides the cash flow needed for our distribution out to investors.

Secondly, we have navigated different interest rate environments throughout our history through the responsible use of additional leverage. However, in a COVID-19 era there are significant borrowing constraints which are limiting our ability to utilize additional leverage given the lack of certainty on the economic impact and duration of this crisis.

Also during this time, a number of portfolio companies have looked for ways to conserve cash as result of lower earnings tied to operational constraints from COVID-19. These lower earnings have resulted in many companies seeking relief from interest, principal or both for a period of time. Lenders to funds, such as HMS, may view these requests as a negative sign that these companies will be unable to repay their loan in total. As such, many lenders begin removing companies from the borrowing base which allows us to borrow against the value of these investments. As they remove these names, the ability to increase leverage is negatively impacted.

All of these factors caused us to evaluate what we could do to preserve the liquidity of the fund.

Distribution Coverage

Period	Distribution Coverage[1]	
FY 2011	N/A[2]	
FY 2012	106.2%	100.0%[3] (FY 2011–FY 2013)
FY 2013	93.4%	
FY 2014	100.3%	
FY 2015	111.1%	
FY 2016	107.1%	
FY 2017	114.3%	
FY 2018	110.0%	
FY 2019	93.9%	
YTD 2020	86.3%	

[1]Calculated as estimated taxable income/stockholder distributions declared.
[2]$56K of net realized income; no distributions declared.
[3]Represents cumulative distribution coverage from 2011 through 2013.

HMS Income Fund is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for HMS Income Fund's public offerings. 07/20

7

While we are extremely proud of the 31 consecutive quarters HMS has maintained an annual distribution rate of 7% or more depending on your client's investment timing; we are now faced with an extreme set of circumstances and uncertainty given COVID-19. Like certain other funds, we have decided to temporary suspend distributions at this time.

Distribution Update

Summary

- The Board and management determined that most prudent decision to preserve the integrity of the Fund and long-term returns for our shareholders is temporary suspension of the distribution at this time
- Suspended after the July 1, 2020 distribution
- Any future distributions are expected to move to monthly declaration versus quarterly

HMS Income Fund is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for HMS Income Fund's public offerings. 07/20

We are taking this action to ensure we have adequate cash to operate our business in an effort to preserve the integrity of the Fund and the long-term returns for our shareholders.

The HMS management team and Board of Directors will continue to monitor the liquidity of the Fund and the needs of its portfolio companies to determine when the distribution suspension will be lifted and the Fund will resume payment again. The suspension will take effect after the July 1, 2020 distribution.

Going forward, we expect to move from a quarterly distribution declaration to a monthly distribution declaration in order maintain flexibility to reinstate a distribution if and when appropriate.


POSITION FOR THE FUTURE
HMS Income Fund is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for HMS Income Fund's public offerings. 07/20
9

While our efforts are on addressing the preliminary and projected impact of the pandemic on the Fund we've continued to evaluate liquidity event options that would best support our shareholders. I wanted to provide you an update on how we are positioning the fund for the future with the recently filed shareholder proposal found in our preliminary proxy statement.

Positioning for the Future

Transition of the Investment Adviser Role to Main Street Capital

- Why Main Street Capital?
  - Its affiliates have served as the Fund's investment sub-adviser and held a seat on its Board of Directors since Fund's launch in 2012
  - Main Street's publicly traded BDC is one of the top performing BDCs, specializing in providing long-term debt and equity capital to lower middle market companies and debt capital to middle market companies
  - Strong ability to source new investment opportunities
  - Same goal as Hines of successfully positioning the Fund for a liquidity event

Main Street Capital's expertise is a perfect fit with HMS Income Fund's strategy, investment objectives and fund life.

HMS Income Fund is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for HMS Income Fund's public offerings. 07/20

10

You will find in our preliminary draft of our annual proxy statement information relating to the shareholder meeting and the proposals that require your client's vote – one such proposal is approval of a new investment advisory agreement and the resulting transition of the investment adviser role to solely Main Street Capital, which we believe will well position the Fund to fulfill the Board's goal of achieving a favorable liquidity event while continuing to value growth opportunities and deliver strong returns.

So why Main Street? They've been here from the beginning. As the fund's sub-adviser, Main Street's personnel have deep knowledge of our strategy, operations and portfolio.

It also places your clients in the care of the investment team for one of the top performing publicly traded business development companies in the market. Main Street specializes in providing long-term debt and equity capital to lower middle market companies and debt capital to middle market companies, and their expertise is a perfect fit with the Fund's strategy and investment objectives.

Main Street is also led by a strong management team with over 100 collective years of experience and deep industry relationships. The strong reputation and public markets expertise of Main Street provides additional benefit for the execution of any potential liquidity event.

These are just a few of the many reasons we chose to launch HMS with Main Street as sub-adviser, and their transition to sole investment adviser represents a natural next step in the evolution of the Fund.

Positioning for the Future

Transition of the Investment Adviser Role to Main Street Capital

- What does this mean for my client?
  - Reduction in annual asset management fee from 2.00% to 1.75%
  - Fund oversight from team with deep public markets expertise
  - Same target liquidity event window
  - Commitment from Hines and Main Street to provide a seamless transition

HMS Income Fund is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for HMS Income Fund's public offerings. 07/20

So what does this mean for your client? HMS shareholders will benefit from a change in the Fund's fee structure. If the transition is approved, the annual asset management fee paid to the advisers of the Fund will be reduced from 2% to 1.75%. Please note there is no change in the calculation of the incentive fee.

As I mentioned before, Main Street's strong reputation and public markets expertise provide additional benefits to the execution of any potential liquidity event and they are also targeting the same liquidity event window of between four and six years after the end of our capital raise as previously stated in the HMS Income Fund prospectus. This is subject to the fund being properly positioned for this event and favorable market conditions.

Our goal is to make the transition from Hines to Main Street as seamless as possible for the shareholders. Upon shareholder approval, while Main Street will step forward to lead the strategic direction and growth of HMS, Hines expects to help facilitate communication of the forthcoming changes for the Fund and will provide ongoing support services for HMS to minimize disruption. We expect to gradually transition all operations to Main Street over an extended time period. However, until the new advisory agreement is approved by HMS shareholders at the upcoming Annual Meeting and subsequently goes into effect, you should continue to contact Hines with any questions.


Closing
Next Steps
Proxy mailing to be distributed to shareholders
Annual meeting expected to be held in October 2020
HMS Income Fund is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for HMS Income Fund's public offerings. 07/20
12

In closing, I wanted to provide some context of the next steps.

Our goal will be mailing the HMS proxy to shareholders by the end of July, however, it is dependent on the SEC review. Our recommendation is included in the proxy statement for your client's to review. The vote will occur as part of the annual meeting process which is expected to be held in October 2020.


THANK YOU
Contact Us:
888.446.3773
HMS Income Fund is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for HMS Income Fund's public offerings. 07/20
13

I do want to thank you for taking the time to review this presentation. If you have additional questions, please feel free to reach out to your territory team here at Hines Securities or click the link in the email to submit a question to our team and we will get back with you in 24-48 hours. Thank you again for your time.

Disclosures

Additional Information and Where to Find It

This communication relates to a proposed new investment advisory agreement for HMS (the "Proposal") and may be deemed to be solicitation material in respect of the Proposal. In connection with the Proposal, HMS has filed a preliminary proxy statement on Schedule 14A (the "Preliminary Proxy Statement") with the Securities and Exchange Commission ("SEC"), and HMS intends to file additional relevant materials with the SEC.

STOCKHOLDERS OF HMS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PRELIMINARY PROXY STATEMENT FILED BY HMS, AND THE DEFINITIVE PROXY STATEMENT ON SCHEDULE 14A (THE "DEFINITIVE PROXY STATEMENT") TO BE FILED BY HMS, IN CONNECTION WITH THE PROPOSAL, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSAL.

Investors and security holders will be able to obtain all such documents free of charge through the website maintained by the SEC at *www.sec.gov* and through the Company's website at *https://www.hinessecurities.com/hmsincomefund*.

Participants in Solicitation

HMS and its directors, trustees, executive officers and certain other members of management and employees of the Company's investment adviser, HMS Adviser LP, may be deemed to be participants in the solicitation of proxies from the stockholders of HMS in connection with the Proposal. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of HMS's stockholders in connection with the Proposal is contained in the Preliminary Proxy Statement and will be contained in the Definitive Proxy Statement. This document may be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements in this presentation, including intentions, beliefs, expectations or projections, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the risks described in the "Risk Factors" section of HMS's Annual Report on Form 10-K for the year ended December 31, 2019 and quarterly reports filed on Form 10-Q filed with the Securities and Exchange Commission, and (i) failure to obtain requisite stockholder approval for the Proposal and (ii) failure to consummate the transactions contemplated by the definitive agreement between HMS Adviser, LP, MSC Adviser I, LLC, Main Street (solely for the purposes set forth therein) and Hines Interests Limited Partnership (solely for the purposes set forth therein) as set forth in the Preliminary Proxy Statement. All forward-looking statements contained in this presentation are made only as of the July 1, 2020 and HMS undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

HMS Income Fund is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC, was the dealer manager for HMS Income Fund's public offerings. 07/20